UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005

JUPITERMEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26393	06-1542480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Old Kings Highway South, Darien, CT 06820

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 662-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

On October 5, 2005, the Registrant entered into a First Amendment, Waiver and Consent, dated as of October 5, 2005 (the “Amendment”), to the Amended and Restated Credit Agreement dated as of July 18, 2005 (the “Amended and Restated Credit Agreement”) among the Registrant, the Lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). The Amendment provides for an increase in the amount available for borrowing under the revolving credit facility from $10 million to $30 million. The Amendment also provides for a waiver and consent by the Administrative Agent relating to control of deposit accounts of certain subsidiaries of the Registrant. Proceeds from the Amended and Restated Credit Agreement will be used to finance future acquisitions, for working capital needs and for general corporate purposes.

The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation

On October 6, 2005, the Registrant borrowed an aggregate of $17,776,000 (the “Loan”) under the Amended and Restated Credit Agreement (as defined in Item 1.01 of this Current Report), as amended by that certain Amendment. The Loan was borrowed under the revolving credit facility. The Amended and Restated Credit Agreement has previously been filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 20, 2005 and is incorporated herein by reference. The terms of the Amendment to the Amended and Restated Credit Agreement are more fully described in Item 1.01 of this Current Report. The Loan currently bears interest at JPMorgan Chase Bank, N.A.’s prime rate and matures on July 18, 2008. Interest on the Loan is due quarterly.

Item 9.01. Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits:

10.1 First Amendment, Waiver and Consent, dated as of October 5, 2005 by and among Jupitermedia Corporation and JPMorgan Chase Bank, N.A., as administrative agent and lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITERMEDIA CORPORATION

By:	/s/ Christopher S. Cardell
Name:	Christopher S. Cardell
Title:	President

Date: October 12, 2005

EXHIBIT INDEX

Exhibit:

10.1	First Amendment, Waiver and Consent, dated as of October 5, 2005 by and among Jupitermedia Corporation and JPMorgan Chase Bank, N.A., as administrative agent and lender.